EXHIBIT 99.2
On May 26, 2026, Braemar Hotels & Resorts Inc. (“Braemar” or the “Company”) completed the sale of the Park Hyatt Beaver Creek Resort & Spa (“Park Hyatt Beaver Creek”) located in Avon, Colorado for approximately $174.7 million in cash, net of transfer taxes and selling expenses. Additionally, the Company repaid the $70.5 million mortgage loan secured by the Park Hyatt Beaver Creek.
The following unaudited pro forma financial information of the Company, as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025, has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on March 31, 2026. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2025, and the three months ended March 31, 2026, assumes the disposition closed on January 1, 2025. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of the Park Hyatt Beaver Creek and its results of operations, which contains a non-recurring gain associated with the disposition of the hotel property. The pro forma gain resulting from the disposition of the Park Hyatt Beaver Creek is preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2026
(in thousands, except share and per share amounts)

	Braemar Consolidated Historical (A)	Park Hyatt Beaver Creek (B)	Adjustments		Braemar Consolidated Pro Forma
ASSETS
Investment in hotel properties, gross	$1,906,327	$183,010	$—		$1,723,317
Accumulated depreciation	(361,588)	(28,646)	—		(332,942)
Investment in hotel properties, net	1,544,739	154,364	—		1,390,375
Cash and cash equivalents	93,385	8,863	174,739	(C) (i)	191,615
			2,854	(C) (i)
			(70,500)	(C) (ii)
Restricted cash	55,357	790	—		54,567
Accounts receivable, net of allowance	37,045	2,696	—		34,349
Inventories	4,870	471	—		4,399
Note receivable	9,045	—	—		9,045
Prepaid expenses	8,286	630	—		7,656
Deposit paid to Ashford Inc.	17,000	—	—		17,000
Deferred costs, net	74	—	—		74
Derivative assets	341	—	—		341
Operating lease right-of-use assets	30,597	—	—		30,597
Other assets	17,685	3,991	—		13,694
Intangible assets, net	2,652	—	—		2,652
Due from related parties, net	367	—	—		367
Due from third-party hotel managers	28,054	—	—		28,054
Total assets	$1,849,497	$171,805	$107,093		$1,784,785
LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,106,029	$70,500	$—		$1,035,529
Accounts payable and accrued expenses	139,573	8,682	—		130,891
Redeemable preferred stock redemptions payable	46,719	—	—		46,719
Dividends and distributions payable	3,907	—	—		3,907
Due to Ashford Inc., net	1,924	33	—		1,891
Due to third-party hotel managers	3,392	1,881	—		1,511
Operating lease liabilities	20,058	—	—		20,058
Other liabilities	24,963	—	—		24,963
Total liabilities	1,346,565	81,096	—		1,265,469
5.50% Series B cumulative convertible preferred stock, $0.01 par value, 3,078,017 shares issued and outstanding at March 31, 2026	65,426	—	—		65,426
Series E redeemable preferred stock, $0.01 par value, 9,561,665 shares issued and outstanding at March 31, 2026	239,042	—	—		239,042
Series M redeemable preferred stock, $0.01 par value, 1,337,328 shares issued and outstanding at March 31, 2026	33,450	—	—		33,450
Redeemable noncontrolling interests in operating partnership	15,925	—	—		15,925
Equity:
Preferred stock, $0.01 value, 80,000,000 shares authorized:
8.25% Series D cumulative preferred stock, 1,600,000 shares issued and outstanding at March 31, 2026	16	—	—		16
Common stock, $0.01 par value, 250,000,000 shares authorized, 68,679,318 shares issued and outstanding at March 31, 2026	687	—	—		687
Additional paid-in capital	707,874	90,709	158,355	(C) (i)	707,874
			2,854	(C) (i)
			(70,500)	(C) (ii)
Accumulated deficit	(561,566)	—	16,384	(C) (i)	(545,182)
Total stockholders’ equity of the Company	147,011	90,709	107,093		163,395
Noncontrolling interest in consolidated entities	2,078	—	—		2,078
Total equity	149,089	90,709	107,093		165,473
Total liabilities and equity	$1,849,497	$171,805	$107,093		$1,784,785
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Braemar as of March 31, 2026, as reported in its Quarterly Report on Form 10-Q for the three months ended March 31, 2026, filed on May 7, 2026.
(B)Represents the removal of the historical balance sheet of the Park Hyatt Beaver Creek as of March 31, 2026.
(C)Represents adjustments for Braemar’s disposition of the Park Hyatt Beaver Creek as of March 31, 2026, which includes: (i) an adjustment for the cash consideration received of approximately $174.7 million, net of selling expenses, and cash received for hotel net working capital; and (ii) the cash paid to repay the mortgage loan secured by the Park Hyatt Beaver Creek.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2025
(in thousands, except per share amounts)

	Braemar Consolidated Historical (A)	Park Hyatt Beaver Creek (B)	Adjustments		Braemar Consolidated Pro Forma
REVENUE
Rooms	$428,990	$22,903	$—		$406,087
Food and beverage	179,538	13,699	—		165,839
Other	95,487	8,891	—		86,596
Total hotel revenue	704,015	45,493	—		658,522
EXPENSES
Hotel operating expenses:
Rooms	104,367	4,704	—		99,663
Food and beverage	141,846	9,981	—		131,865
Other expenses	223,977	16,553	—		207,424
Management fees	21,995	1,296	—		20,699
Total hotel operating expenses	492,185	32,534	—		459,651
Property taxes, insurance and other	34,253	2,235	—		32,018
Depreciation and amortization	92,578	7,127	—		85,451
Impairment charges	54,492	—	—		54,492
Advisory services fee	29,186	—	—		29,186
Corporate general and administrative	11,754	—	—		11,754
Total expenses	714,448	41,896	—		672,552
Gain (loss) on disposition of assets and hotel property	82,797	—	16,384	(C) (i)	99,181
OPERATING INCOME (LOSS)	72,364	3,597	16,384		85,151
Equity in earnings (loss) of unconsolidated entity	(56)	—	—		(56)
Interest income	6,246	—	—		6,246
Other income (expense)	(1,572)	—	—		(1,572)
Interest expense and amortization of premiums and loan costs	(98,539)	(5,080)	—		(93,459)
Write-off of premiums, loan costs and exit fees	(1,833)	—	—		(1,833)
Gain (loss) on extinguishment of debt	(2,686)	—	—		(2,686)
Unrealized gain (loss) on derivatives	(355)	—	—		(355)
INCOME (LOSS) BEFORE INCOME TAXES	(26,431)	(1,483)	16,384		(8,564)
Income tax (expense) benefit	(1,979)	—	—	(C) (ii)	(1,979)
NET INCOME (LOSS)	(28,410)	(1,483)	16,384		(10,543)
(Income) loss attributable to noncontrolling interest in consolidated entities	325	—	—		325
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	5,767	—	(1,235)	(C) (iii)	4,532
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(22,318)	(1,483)	15,149		(5,686)
Preferred dividends	(35,273)	—	—		(35,273)
Deemed dividends on preferred stock	(15,112)	—	—		(15,112)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMMON STOCKHOLDERS	$(72,703)	$(1,483)	$15,149		$(56,071)
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(1.07)				$(0.83)
Weighted average common shares outstanding—basic	67,621				67,621
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(1.07)				$(0.83)
Weighted average common shares outstanding—diluted	67,621				67,621

See accompanying notes.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2026
(in thousands, except per share amounts)

	Braemar Consolidated Historical (A)	Park Hyatt Beaver Creek (B)	Adjustments		Braemar Consolidated Pro Forma
Revenue
Rooms	$128,801	$13,049	$—		$115,752
Food and beverage	52,342	5,349	—		46,993
Other	27,840	3,377	—		24,463
Total hotel revenue	208,983	21,775	—		187,208
Expenses
Hotel operating expenses:
Rooms	24,878	1,753	—		23,125
Food and beverage	38,910	3,919	—		34,991
Other expenses	59,878	5,956	—		53,922
Management fees	6,194	627	—		5,567
Total hotel operating expenses	129,860	12,255	—		117,605
Property taxes, insurance and other	4,652	583	—		4,069
Depreciation and amortization	22,579	2,190	—		20,389
Advisory services fee	7,404	—	—		7,404
Corporate general and administrative	4,867	—	—		4,867
Total operating expenses	169,362	15,028	—		154,334
Gain (loss) on disposition of assets and hotel properties	3	—	—		3
Operating income (loss)	39,624	6,747	—		32,877
Equity in earnings (loss) of unconsolidated entity	(31)	—	—		(31)
Interest income	810	—	—		810
Interest expense and amortization of loan costs	(21,195)	(1,154)	—		(20,041)
Write-off of premiums, loan costs and exit fees	(5)	—	—		(5)
Unrealized gain (loss) on derivatives	248	—	—		248
Income (loss) before income taxes	19,451	5,593	—		13,858
Income tax (expense) benefit	(1,417)	—	418	(C) (ii)	(999)
Net income (loss)	18,034	5,593	418		12,859
(Income) loss from consolidated entities attributable to noncontrolling interests	17	—	—		17
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(347)	—	342	(C) (iii)	(5)
Net income (loss) attributable to the Company	17,704	5,593	760		12,871
Preferred dividends	(8,040)	—	—		(8,040)
Deemed dividend on preferred stock	(4,763)	—	—		(4,763)
Net income (loss) available to common stockholders	$4,901	$5,593	$760		$68
Income (loss) per share – basic:
Income (loss) attributable to common stockholders	$0.07				$—
Weighted average common shares outstanding—basic	68,432				68,432
Income (loss) per share – diluted:
Income (loss) attributable to common stockholders	$0.07				$—
Weighted average common shares outstanding—diluted	100,289				68,432

See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Braemar for the year ended December 31, 2025, as reported in its Annual Report on Form 10-K for the year ended December 31, 2025, filed on March 12, 2026, and the historical consolidated statement of operations of Braemar for the three months ended March 31, 2026, as reported in its Quarterly Report on Form 10-Q for the three months ended March 31, 2026, filed on May 7, 2026.
(B)Represents the removal of the historical consolidated statements of operations of the Park Hyatt Beaver Creek for the year ended December 31, 2025, and the three months ended March 31, 2026.
(C)Represents adjustments for the Company’s sale of the Park Hyatt Beaver Creek, which includes: (i) the estimated non-recurring gain on the disposition of the Park Hyatt Beaver Creek for the year ended December 31, 2025; (ii) an adjustment for the estimated tax effect of the hotel no longer being part of the consolidated group for the three months ended March 31, 2026; and (iii) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of the Park Hyatt Beaver Creek, including the estimated non-recurring gain for the year ended December 31, 2025, based on an ownership percentage of 6.91% for the year ended December 31, 2025, and 6.61% for the three months ended March 31, 2026. There is no material additional estimated tax effect associated with the hotel no longer being part of the consolidated group for the year ended December 31, 2025. The pro forma gain and the related tax effects, resulting from the disposition of the Park Hyatt Beaver Creek are preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.